                                                                   EXHIBIT 10.55

                                                                 [IBM LOGO]

                                                             5600 Cottle Road
                                                         San Jose, CA 95193 0001

April 1, 2003

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Attention: Mr. Michael Harrison

Subject: Amendment 10 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 10 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

IBM P/N / NUMA-Q
      P/N          BROCADE P/N   DESCRIPTION               UNIT PRICE
----------------   -----------   -----------               ----------
      [*]              [*]       8-Port Fibre Channel         [*]
                                 Switch Single Power
                                 Supply (SW2400)
                                 Includes SES, Web
                                 tools, Zoning and
                                 Fabric Watch - whole
                                 unit switch Product

      [*]              [*]       16 Port Fibre                [*]
                                 Channel Switch
                                 Single Power
                                 Supply (SW2800)
                                 Includes SES, Web
                                 tools, Zoning and
                                 Fabric Watch - whole
                                 unit switch Product

      [*]              [*]       Silkworm 2000 Power          [*]
                                 Supply

      [*]              [*]       Mainboard, SW 2400           [*]
                                 (8-port)

      [*]              [*]       Fan Tray, SW 2400            [*]
                                 (8-port)

      [*]              [*]       Chassis, SW 2400             [*]
                                 (8-port)

      [*]              [*]       Mainboard, SW 2800           [*]
                                 (16-port)

      [*]              [*]       Fan Tray, SW 2800            [*]
                                 (16-port)

----------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #10 to SOW #1 of IBM/Brocade Agreement ROC-P-68

April 1, 2003
CONFIDENTIAL INFORMATION

      [*]              [*]       Chassis, SW 2800                                        [*]
                                 (16-port) with operator
                                 panel / LCD

      [*]              [*]       Quick Loop License                                      [*]

      [*]              [*]       Fabric Watch License                                    [*]

      [*]              [*]       Extended Fabrics                                        [*]

      [*]              [*]       Extended Fabrics                                        [*]

      [*]              [*]       Remote Switch                                           [*]

      [*]              [*]       Remote Switch                                           [*]

      [*]              [*]       8 Port Fibre Channel                                    [*]
                                 Switch Single Power
                                 Supply (SW3200)            * The then current unit price of
                                 Includes Web Tools           part number [*] will be [*] as
                                                                    referenced below, if the
                                                                purchases made by Buyer [*].

                                                                                 NOTE 1: [*]
                                                                                 NOTE 2: [*]

      [*]              [*]       Full Fabric Upgrade                                     [*]
                                 Includes  Zoning and
                                 Fabric Watch              *If Buyer purchases [*] the unit
                                                           price effective [*].

                                                           Note 1: [*]. If Buyer purchases
                                                           [*].

                                                           Note 2: The price will be [*].

      [*]              [*]       16 Port Fibre                                           [*]
                                 Channel Switch
                                 Single Power
                                 Supply (SW3800)
                                 Includes Web tools,
                                 Zoning and Fabric Watch
                                 - whole unit switch
                                 Product

      [*]              [*]       Fan (SW3800)                                            [*]

      [*]              [*]       Power Supply (SW3800)                                   [*]

      [*]              [*]       Mainboard FRU (SW3800)                                  [*]

      [*]              [*]       32 Port Fibre Channel                                   [*]
                                 Switch Double Power
                                 Supply (SW3900)
                                 Includes, Webtools,
                                 Zoning, Fabric Watch,
                                 Trunking, and
                                 Performance Monitor -
                                 whole unit switch
                                 Product

      [*]              [*]       Fan (SW3900)                                            [*]

      [*]              [*]       Power Supply (SW3900)                                   [*]

----------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #10 to SOW #1 of IBM/Brocade Agreement ROC-P-68

April 1, 2003
CONFIDENTIAL INFORMATION

      [*]              [*]       Mainboard FRU (SW3900)                                  [*]

      [*]              [*]       LUN Zoning                                              [*]

      [*]              [*]       LUN Zoning                                              [*]

      [*]              [*]       LUN Zoning                                              [*]

      [*]              [*]       Secure Fabric OS                                        [*]
                                 (SW3200)

      [*]              [*]       Secure Fabric OS                                        [*]
                                 (SW3800)

      [*]              [*]       1Gb Secure Fabric OS                                    [*]

      [*]              [*]       Secure Fabric OS                                        [*]
                                 (SW3900)

      [*]              [*]       Secure Fabric OS                                        [*]
                                 (SW12000)

      [*]              [*]       Performance Bundle                                      [*]
                                 (Trunking and
                                 Performance Monitoring)

      [*]              [*]       Performance Bundle                                      [*]
                                 (Trunking and
                                 Performance Monitoring)

      [*]              [*]       32 Port Fibre                                           [*]
                                 Channel Core Switch
                                 (SW12000) Includes 2
                                 Stiletto
                                 Port Blades, 2 CP
                                 Blades, 4 Power
                                 Supplies, 3 Blowers, 6
                                 Port Blade Filler
                                 Panels, 1 Cable
                                 Management Pillar,
                                 Fabric OS, Advanced Web
                                 Tools, Advanced Zoning,
                                 Fabric Watch,
                                 Performance Monitoring,
                                 Trunking.

      [*]              [*]       Rack Mounting Kit                                       [*]
                                 14U, FRU

      [*]              [*]       Switch Blade 16 port,                                   [*]
                                 2GB

      [*]              [*]       Switch Blade 16 port,                                   [*]
                                 2Gb, FRU

      [*]              [*]       Chassis Door,                                           [*]
                                 Includes Plastic and
                                 Metal door
                                 Components and IBM
                                 Front Badge

      [*]              [*]       Control Processor                                       [*]
                                 Blade

      [*]              [*]       Stiletto Port Blade                                     [*]
                                 Slot Filler Panel,
                                 SW12000, FRU

----------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #10 to SOW #1 of IBM/Brocade Agreement ROC-P-68

April 1, 2003
CONFIDENTIAL INFORMATION

[*]              [*]       Power Supply ,                                          [*]
                           180-264VAC, 1000W, FRU

[*]              [*]       Blower Assembly, FRU                                    [*]

[*]              [*]       Cable Management                                        [*]
                           Pillar, FRU

[*]              [*]       WWN Card                                                [*]

[*]              [*]       Power Plug, Switch and                                  [*]
                           Distribution Panel

[*]              [*]       Chassis FRU,                                            [*]
                           includes backplane,
                           blower and
                           power supply backplane,
                           AC and blower harness.

[*]              [*]       Rear WWN Bezel Assy                                     [*]

[*]              [*]       Cable Management Tray                                   [*]

[*]              [*]       AC Power Cord, FRU                                      [*]

[*]              [*]       AC Power Cord,                                          [*]
                           UK/Ireland, 250V, FRU

[*]              [*]       AC Power Cord, Cont.                                    [*]
                           Europe CEE7/7, FRU

[*]              [*]       AC Power Cord,                                          [*]
                           AUST/INZ, 250V

[*]              [*]       AC Power Cord, Intl IEC                                 [*]

[*]              [*]       Remote Switch software                                  [*]

[*]              [*]       Extended Fabric software                                [*]

[*]              [*]       Fabric Manager 3.x                                      [*]

[*]              [*]       Fabric Manager                                          [*]
                           4.0-Enterprise
                           (Unlimited copies per
                           one server/PC)

[*]              [*]       Fabric Manager 4.0 - 3.0                                [*]
                           to 4.0 Upgrade to
                           Enterprise (Unlimited
                           copies per one
                           server/PC)

All prices are in [*].

-------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #10 to SOW #1 of IBM/Brocade Agreement ROC-P-68

April 1, 2003
CONFIDENTIAL INFORMATION

2. Section 9.3, "Post Warranty Services," "Pricing" delete table in its entirety and replace with the following:

                                                   POST WARRANTY REPAIR
IBM P/N   BROCADE P/N        DESCRIPTION                 PRICING
-------   -----------        -----------           --------------------
  [*]         [*]       Mainboard, SW 2400, 8              [*]
                        port

  [*]         [*]       Mainboard, SW 2800,                [*]
                        16 port

  [*]         [*]       Switch Blade 16port,               [*]
                        2Gb

  [*]         [*]       CP Blade                           [*]

  [*]         [*]       Power Supply                       [*]

  [*]         [*]       Fan                                [*]

  [*]         [*]       Power Supply                       [*]

  [*]         [*]       Mainboard                          [*]

  [*]         [*]       Fan                                [*]

  [*]         [*]       Power Supply                       [*]

  [*]         [*]       Mainboard                          [*]

  [*]         [*]       8 port Switch                      [*]

3. Delete the table in Section 10.0, "Communications Coordinators" and in Attachment A, delete the paragraphs entitled "Key IBM Contacts" and "Brocade Contacts" in their entirety. Replace in both Section 10.0 and the foregoing paragraphs in Attachment A with the following:

KEY IBM CONTACTS

Technical Coordinator
Karen Ward
Program Manager
Phone: (408) 256-8185
Fax: (408) 256-6843
Email: kaward@us.ibm.com

Business Coordinator
Karen Takahashi
Procurement Commodity Manager
Phone: (408) 256-0111
Fax: (408) 256-0443
Email: ktakahash@us.ibm.com

KEY BROCADE CONTACTS

Technical Coordinator
Jim Baldyga
Sr. Systems Engineer
Phone: (408) 487-8005
Fax: (408) 603-584-8110
Email: jbaldyga@brocade.com

--------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #10 to SOW #1 of IBM/Brocade Agreement ROC-P-68

April 1, 2003
CONFIDENTIAL INFORMATION

Business Coordinator
Michael Harrison
Corporate Sales Director
Phone: (303) 746-0780
mharriso@brocade.com

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                  ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES          BROCADE COMMUNICATIONS SYSTEMS, INC.
CORPORATION

By:  /s/ Karen Takahashi 4/28/03     By:  /s/ Jack Cuthbert        4/21/03
     -----------------------------        --------------------------------
     Authorized Signature     Date        Authorized Signature        Date

     Karen Takahashi                          Jack Cuthbert
----------------------------------   -------------------------------------
Type or Print Name                   Type or Print Name

    Procurement Commodity Mgr.              V.P. Worldwide Sales
----------------------------------   -------------------------------------
Title & Organization                 Title & Organization

Amendment #10 to SOW #1 of IBM/Brocade Agreement ROC-P-68

April 1, 2003
CONFIDENTIAL INFORMATION